CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT 10.04

EXHIBIT D-Amendment

Amendment to  EXHIBIT D of the Advisory Agreement date December 31, 2015 among OASIS DCM PTY, LLC, a Delaware limited liability company (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and Degraves Capital Management PTY Ltd, an Australian proprietary limited company (the “Trading Advisor”).

NEGOTIATED FEE EXCEPTIONS as of January 23, 2017

Investor Name	Management Fee	Incentive Fee	Effective Date
OASIS RPM Evolving CTA Series	*%	*%	1/23/2017

OASIS DCM PTY, LLC
By:  R.J. O’Brien Fund Management, LLC
Managing Member

BY:            /s/ Augustine Perrotta
Name: Augustine Perrotta
Title:   CCO

R.J. O’Brien Fund Management, LLC

BY:            /s/ Augustine Perrotta
Name:  Augustine Perrotta
Title:    CCO

Degraves Capital Management PTY Ltd.

BY:            /s/ Rabin Kaneyson
Name: Rabin Kaneyson
Title:   Director

* Confidential material redacted and filed separately with the Commission.

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